SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  April 14, 2004



                            PROVO INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                    001-15673               13-3950283
                                      (Commission
(State or other jurisdiction of      File Number)           (I.R.S. Employer
        incorporation)                                     Identification No.)



                One Blue Hill Plaza, Pearl River, New York 10965
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:    (845) 623-8553

Item 5. Other Information

Provo International, Inc. (the "Company") was unable to file its annual report on Form 10-KSB by its due date, April 14, 2002 because it has not completed its analysis and obtained the information necessary to evaluate the fair value of certain assets of the Company. The Company anticipates that it will file its annual report on Form 10-KSB within the next two to three weeks. On April 15, 2004, the Company issued a press release regarding its inability to file its annual report by the due date. At the request of the American Stock Exchange, the Company included in its press release an unaudited condensed statement of operations for the Company.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)-(b) Not Applicable

(c) Exhibits.

         99.3  Press Release dated April 15, 2004.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PROVO INTERNATIONAL, INC.
                                  (Registrant)

Dated:  April 19, 2004            By:  /s/ Ventura Martinez del Rio, Sr.
                                           --------------------------
                                          Chairman of the Board